Exhibit 99.2

       FIRST QUARTER 2022 EARNINGS CALLMAY 5, 2022

 Forward-looking statements  This presentation contains a number of forward-looking statements. Words, and variations of words, such as “will,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,” “estimate,” “anticipate,” “deliver,” “seek,” “aim,” “potential,” “target,” “outlook,” and similar expressions are intended to identify our forward-looking statements. Similarly, statements that describe our business strategy, outlook, objectives, plans, initiatives, intentions or goals also are forward looking statements. These forward-looking statements are not historical facts and are subject to a host of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those in the forward-looking statements. Important factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to, the following:the impact of the COVID-19 pandemic on our financial condition, liquidity, and cash flow;our ability to anticipate and adjust for the impact of the COVID-19 pandemic on our businesses;general economic uncertainty in key global markets and a worsening of global economic conditions;travel industry disruptions;seasonality of our businesses;unanticipated delays and cost overruns of our capital projects, and our ability to achieve established financial and strategic goals for such projects;our exposure to labor shortages, turnover, and labor cost increases;the importance of key members of our account teams to our business relationships;the competitive nature of the industries in which we operate;our dependence on large exhibition event clients;adverse effects of show rotation on our periodic results and operating margins;transportation disruptions and increases in transportation costs;natural disasters, weather conditions, accidents, and other catastrophic events;our exposure to labor cost increases and work stoppages related to unionized employees;our multi-employer pension plan funding obligations;our ability to successfully integrate and achieve established financial and strategic goals from acquisitions;our exposure to cybersecurity attacks and threats; our exposure to currency exchange rate fluctuations;liabilities relating to prior and discontinued operations; andcompliance with laws governing the storage, collection, handling, and transfer of personal data and our exposure to legal claims and fines for data breaches or improper handling of such data.For a more complete discussion of the risks and uncertainties that may affect our business or financial results, please see Item 1A, “Risk Factors,” of our most recent annual report on Form 10-K filed with the SEC. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation except as required by applicable law or regulation.  2

 NON-GAAP FINANCIAL MEASURES  This document includes the presentation of “Adjusted EBITDA”, which is supplemental to results presented under accounting principles generally accepted in the United States of America (“GAAP”) and may not be comparable to similarly titled measures presented by other companies.  This non-GAAP measure should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP.  The use of this non-GAAP financial measure is limited, compared to the GAAP measure of net income attributable to Viad, because it does not consider a variety of items affecting Viad’s consolidated financial performance as explained below.  Because this non-GAAP measure does not consider all items affecting Viad’s consolidated financial performance, a user of Viad’s financial information should consider net income attributable to Viad as an important measure of financial performance because it provides a more complete measure of the Company’s performance.Adjusted EBITDA is defined by management as net income attributable to Viad before income (loss) from discontinued operations, interest expense and interest income, income taxes, depreciation and amortization, acquisition-related costs, attraction start-up costs, restructuring charges, impairment losses, and the reduction/increase for income/loss attributable to non-redeemable and redeemable non-controlling interests. Adjusted EBITDA is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-recurring integration costs, non-cash amortization and depreciation, and non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s consolidated and segment performance. Management believes that the presentation of Adjusted EBITDA provides useful information to investors regarding Viad’s results of operations for trending, analyzing and benchmarking the performance and value of Viad’s business.  3  Forward-Looking Non-GAAP MeasuresThe company has not quantitatively reconciled its guidance for adjusted EBITDA to its respective most comparable GAAP measure because certain reconciling items that impact this metric including, provision for income taxes, interest expense, restructuring or impairment charges, acquisition-related costs, and attraction start-up costs have not occurred, are out of the company’s control, or cannot be reasonably predicted. Accordingly, reconciliations to the nearest GAAP financial measure are not available without unreasonable effort. Please note that the unavailable reconciling items could significantly impact the company’s results as reported under GAAP.

 4  MANAGEMENT REPRESENTATIVES  4  Ellen IngersollCFO      David BarryPresident Pursuit

 Q1’22 HIGHLIGHTS  5

       FINANCIAL PERFORMANCE  Ellen IngersollCFO

STRONG Q1'22 RESULTS ABOVE GUIDANCE

(in millions)	Q1'22
Revenue	**$ 177.4**
Pursuit Revenue	23.8
GES Revenue	153.6
Net loss attributable to Viad	**$ (29.0)**
Loss before other items*	(27.3)
Consolidated Adjusted EBITDA*	**$ (11.3)**
Pursuit Adjusted EBITDA*	(11.5)
GES Adjusted EBITDA*	2.7
Corporate Adjusted EBITDA*	(2.5)

** Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.*

- GES significantly exceeded guidance
  - Revenue was ~59% of Q1'19 versus prior guidance of ~50%, and Adjusted EBITDA was positive versus expectation for a loss
  - Industry recovery continues
- Pursuit performed in line with prior guidance
  - Results reflect seasonally slow Q1
  - Record level of Q1 revenue driven by execution of Refresh, Build, Buy strategy
- Net loss attributable to Viad and Consolidated Adjusted EBITDA improved by ~$14 million YOY

7 VIAD

PURSUIT Q1'22 RESULTS YEAR-OVER-YEAR

(in millions)	Q1'22	Q1'21	$ Change
Revenue:			
Same Store	$ 18.7	$ 9.8	$ 8.9
New Experiences	5.1	-	5.1
Total Pursuit	$ 23.8	$ 9.8	$ 14.0
Adjusted EBITDA*:			
Same Store	$ (11.1)	$ (9.1)	$ (2.1)
New Experiences	(0.4)	-	(0.4)
Total Pursuit	$ (11.5)	$ (9.1)	$ (2.4)

** Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.*

New Experiences include:

- Sky Lagoon (opened May 2021)
- Golden Skybridge (acquired March 2021 and opened June 2021)
- FlyOver Las Vegas (opened September 2021)

- Record Q1 revenue was driven by:
  - Lifting of COVID restrictions (including Canadian border re-opening)
  - Refreshing of assets and revenue management
  - New experiences, which continue to ramp
- Higher EBITDA loss (expected) was driven by:
  - Q1'21 benefit of $2.8 million in wage subsidies from the Canadian government
  - Increased staffing levels to support new experiences and higher revenue
- Strong demand during seasonally slow Q1 bodes well for peak season

8 VIAD

 9  GES Q1’22 RESULTS Year-over-year  9  (in millions)    Q1’22       Q1’21       $ Change                                  Revenue:                               Spiro  $   42.8      $   12.1      $   30.8      GES Exhibitions      111.8          7.2          104.7      Inter-segment Elims      (1.1)         (0.1)         (1.0)     Total GES  $   153.6      $   19.1      $   134.4                       Adjusted EBITDA*:                               Spiro  $   0.7      $   (5.5)     $   6.3      GES Exhibitions      2.0          (8.7)         10.7      Total GES  $   2.7      $   (14.2)     $   16.9   Revenue growth reflects resumption of in-person event activityAdjusted EBITDA increase reflects higher revenueExcluding $9.1 million facility sale gain in Q1’21, incremental revenue flowed through to Adjusted EBITDA at >19%  * Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.  IMPACTED BY OMICRON  Revenue as % of same period in 2019

 10  Liquidity remains strong  10  Ending liquidity of $145 million was significantly higher than prior guidancePrimarily due to stronger than expected business activity at GESPursuit capital expenditures included growth capital for the Forest Park Hotel buildScheduled to open late June 2022  * Capacity available is equal to $100 million total facility size less outstanding letters of credit.

 11  BALANCE SHEET FLEXIBILITY to continue growth investments  11  During Q1, we amended the financial covenants related to our revolving credit facility to provide additional flexibility through Q1’23Max leverage ratio increased to 5.25x for 9/30/22 TTM, declining to 4.75x at 12/31/22, 4.5x at 3/31/23, and 4.0x thereafterTerm Loan B, which matures in 2028, has no financial covenantsOn April 6, 2022, we completed the acquisition of the Glacier Raft Company for $26.5M funded with cash on hand and $15 million of revolver borrowings

                           David BarryPresident Pursuit

 13  Pursuit delivered record q1 revenue  Q1’22 revenue of $23.8 million increased 143% year over year and 123% from Q1’19$11.4 million was generated by new experiences acquired/opened from 2019-2021As compared to Q1’19, we drove revenue growth of 16% from experiences owned/open prior to 2019  Pursuit Revenue(in millions)  Acquired/opened after 2020  Acquired/opened from 2019-2020  Owned/opened prior to 2019

THREE DRIVERS OF STRONG Q1 PERFORMANCE

EXECUTION OF PURSUIT'S REFRESH BUILD BUY STRATEGY

1 Banff Gondola and FlyOver Canada Drove Strong Same-Store Attraction Performance



PURSUIT ATTRACTIONS	Q1'22	Q1'19	% Chg
Attraction visitors	184,949	151,166	22%
Effective ticket price	27.30	23.49	16%

- Banff Gondola: Record results driven by our investment in counter-seasonal programming and animation with the creation of Nightrise
- FlyOver Canada: Exceeded expectations with over 75,000 Q1 guests, driven by new content and programming

2 Strong Demand for Lodging Room Nights and Continued Revenue Maximization Efforts



PURSUIT LODGING	Q1'22	Q1'21	% Chg
Occupied Rooms	60,012	46,812	28%
Average Daily Rate	115.03	101.77	13%
RevPAR	57.99	43.35	34%
Room Revenue ($000s)	6,903	4,764	45%

- RevPAR higher across all geographies
  - Banff up 117%
  - Jasper up 9%
  - Glacier up 38%

3 Benefit from Continued Investment in High-Margin, Year-Round Growth Initiatives



ATTRACTIONS VISITS	Q1'22	% Total
Sky Lagoon & FlyOver Las Vegas	106,629	37%
All Other Pursuit	184,949	63%
Total	**291,578**	

- Sky Lagoon and FlyOver Las Vegas guest feedback scores on Google and Trip Advisor are very high
- Visitation to both markets is recovering well

14 VIAD

 15  Pursuit’s lodging pacing remains strong  Banff  ADR +6% vs. 2021Rooms Revenue OTB 8% ahead of same time last year (2021)Results shown “same store” and exclude the Belton Chalet and Basecamp Lodge  ADR +14% vs. 2021Rooms Revenue OTB at 3% ahead of same time last year (2021)Chart above excludes the Denali Backcountry Lodge, which is impacted in 2022 by the closure of the Denali Park Road  ADR +26% vs. 2021Rooms Revenue OTB at 178% ahead of same time last year (2021) Rooms Revenue OTB at 7% ahead of 2019  ADR +16% vs. 2021 Rooms Revenue OTB 83% ahead of same time last year (2021)  Rooms Revenue ($M, CAD)   * Data as of May 2, 2022, OTB stands for On The Books (and represents reservations taken to date)  Jasper  Rooms Revenue ($M, CAD)   Glacier Park  Rooms Revenue ($M)  Alaska  Rooms Revenue ($M)  2022  2019  2021  +8%  2019  2021  2022  +3%  2019  2022  2021  +178%  2022  2021  +83%

 16  Anticipate 2.3 million attraction visitors at Pursuit Iconic Locations in 2022  Banff Gondola  Lake Minnewanka Cruise  Maligne Lake Cruise  Glacier Adventure  Glacier Skywalk  Golden Skybridge  Open Top Touring  Kenai Fjords Tours  Sky Lagoon  Glacier Raft Co  Pursuit iconic locations attractions  Denali Backcountry Adventure

 17  Anticipate 1.1 million attraction visitors at Pursuit FlyOver Attractions in 2022  Vancouver, BC  Reykjavik, Iceland  Las Vegas, NV  Chicago, IL (2024)  Toronto, ON (2024)  Pursuit flyover attractions

   Team Member Retention, Satisfaction & Engagement  Guest Satisfaction& Loyalty  Systems, Discipline & Execution  Profitability& Growth                  CULTURE | OUR COMPETITIVE ADVANTAGE  18  Hospitality profit chain

PURSUIT'S MARGIN RECOVERY



Pursuit Adjusted EBITDA Margin
36%
23%
~28%
35%+
2019
2021
2022
Return to Normal

Drivers of Margin Recovery

- Attraction model is built to scale
- Return of long-haul international guests
- Pricing power
- Disciplined expense management
- New high-margin attractions coming online

19 VIAD

GES REVENUE IS REBOUNDING


GES Revenue
(in millions)
$262
67
195
$19
12
$154
43
112
Spiro
GES Exhibitions
Q1'19
Q1'21
Q1'22

Note: Total GES revenue is net of inter-segment eliminations

- Q1'22 revenue of $154 million was stronger than expected
- Reached ~59% of pre-pandemic Q1'19 vs. expectation of ~50%
  - Spiro was 64% of Q1'19
  - GES Exhibitions was 57% of Q1'19

21

SHOW SIZES CONTINUED TO IMPROVE IN Q1


GES US EXHIBITIONS SHOW REVENUE VS. LAST PRE-PANDEMIC OCCURRENCE
46%
67%
73%
Q3'21
Q4'21
Q1'22

- Same-show revenue for GES US Exhibitions was ~73% of pre-pandemic level
- Still seeing wide variation in event performance with some at or above and some well-below pre-pandemic
- Expect show sizes to continue increasing as companies return to pre-pandemic travel policies
- Blue chip clients' experiential marketing budgets are strong


MODEX 2022
GEORGIA WORLD CONGRESS CENTER
ATLANTA | MARCH 28-31
MODEXSHOW.COM

22 VIAD

 23  Ges exhibitions IMPROVED COST STRUCTURE  23    19% Flow-Through  GES Exhibitions Q1 Flow-Through  Efforts to remove fixed costs and variabilize GES’ cost structure during pandemic are yielding resultsDuring Q1, our flow-through of incremental GES Exhibitions revenue to Adjusted EBITDA was slightly below our target of >20%

 24            HEALTHCARE  AEROSPACE & DEFENSE  MACHINERY & INDUSTRIAL  FINANCIAL TECHNOLOGY  TECHNOLOGY  SPIRO CLIENT ROSTER STRENGTH  REPRESENTING THE BEST OF THE BEST  Pharma Source: Beckers Hospital Review https://www.beckershospitalreview.com/pharmacy/top-10-pharma-companies-by-revenue-in-2020.htmlHealthcare Source: Investopedia, https://www.investopedia.com/articles/markets/030916/worlds-top-10-health-care-companies-unh-mdt.asp Aerospace & Defense Source: Value Today https://www.value.today/world-top-companies/aerospace-and-defense Machinery & Industrial Source: https://blog.bizvibe.com/blog/industrial-machinery-machine-parts/top-10-largest-machinery-manufacturers-worldFintech Source: CTFE, https://courses.cfte.education/ranking-of-largest-fintech-companies/ Technology Source: Statista, https://www-statista-com.proxy:2443/statistics/216657/       10 of the Top 10 Pharma Companies4 of the Top 10 Healthcare Companies  9 of the top 10 Aerospace & Defense Companies  6 of the Top 10 Machinery & Industrial Companies  3 of the Top 10 Financial Technology Companies  8 of the Top 10 Technology Companies  Spiro works with

     SPIRO ADDRESSABLE MARKET  25  Source: PQ Media’s Global Advertising & Marketing Spend Forecast, 2021-2025, December 2021   Experiential Marketing TAM is ~$95Band forecasted to grow by 8% annually  $32B  $36B  2021 Experiential Marketing Categories($,000)  $27B

 26  FINANCIAL OUTLOOK  Ellen IngersollCFO

FINANCIAL OUTLOOK - PURSUIT

The following expectations assume no future material adverse changes to the macro environment from COVID, geo-political events, or other factors.

Adjusted EBITDA Guidance ($millions)	
Q2'22	FY'22
$17 to $21	$80 to $90

KEY ASSUMPTIONS

- US same store revenue outperforms 2019 on strong leisure travel demand and benefit from continued investment in the guest experience
- Canada same store revenue remains below 2019 as certain long-haul international leisure travel markets are slower to recover
- New experiences continue to ramp up as guest awareness builds and long-haul leisure travel demand increases
- Revenue management efforts to drive rate increases offset wage rate and other inflationary pressures
- Margins will improve from 2021, but remain below 2019 due to guest mix that will see strong demand from N. America and Europe while Asia Pacific markets are slower to recover

27 VIAD

28  FINANCIAL OUTLOOK - ges  28  The following expectations assume no future material adverse changes to the macro environment from COVID, geo-political events, or other factors.  KEY ASSUMPTIONSExhibitions same-show revenue will generally remain at or better than 75% of pre-pandemic levelsExperiential marketing budgets of major Spiro clients are approximately 80% of pre-pandemic levelsSG&A will gradually increase to support increased business activity and future revenue growth  Adjusted EBITDA Guidance ($millions)    Q2’22  FY’22  $8 to $12  $25 to $35

     Clear path to accelerate growthand significantlyenhance shareholder returns  53%  47%  29  CREATING EXTRAORDINARY EXPERIENCES & STRONG RETURNS  Proven Success Executing Growth Strategy and Driving Strong Returns  Experienced Management Team Focused on Shareholder Value  Strong Liquidity Position and Financial Flexibility to Sustain and Invest  Capitalized on Pandemic Disruption to Strengthen Leading Market Positions

     APPENDIX

 31  Q1 REVENUE AND ADJUSTED EBITDA

 FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES  We have also provided the following forward−looking non−GAAP financial measure: Adjusted EBITDA Margin. We do not provide a reconciliation of this forward−looking non−GAAP financial measure to the most directly comparable GAAP financial measure because, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible, not all of the information necessary for quantitative reconciliations is available to us without unreasonable efforts. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. It is possible that the forward−looking non−GAAP financial measure may be materially different from the corresponding forward-looking non−GAAP financial measure.  NON-GAAP FINANCIAL RECONCILIATION  32  Revenue has been adjusted in 2019 for immaterial errors related to the revenue recognition of GES’ Corporate Accounts’ third-party services, which are now reported on a net basis to reflect only the fees received for arranging these services.Includes costs related to the development of Pursuit's new FlyOver attractions in Las Vegas, Chicago, and Toronto, the Sky Lagoon in Iceland, and the Golden Skybridge and Forest Park Hotel in Canada.Includes non-capitalizable fees and expenses related to Viad’s credit facility refinancing efforts.Corporate Adjusted EBITDA is calculated as Corporate activities expense before depreciation, acquisition-transaction-related costs and other non-recurring costs included within Corporate activities expense.Includes inventory write-offs at GES in connection with transitioning to an outsourced model for trade show aisle carpet.

 33  Pursuit q1’22 key performance metrics  33  ** Change is greater than +/- 100%(1) New Experiences comprises the following attractions and/or lodging properties that were opened or acquired after January 1, 2021: Sky Lagoon (opened April 2021), the Golden Skybridge (opened June 2021), and FlyOver Las Vegas (opened September 2021).(2) Same-Store metrics include only attractions and lodging properties that Pursuit operated at full capacity, considering seasonal closures, for the entirety of both periods presented. For experiences located outside the United States, financial metric comparisons to the prior year are expressed on a constant U.S. dollar basis.(3) Foreign exchange rate variance effects (or “FX Impact”) represents the adjustments necessary to express prior financial metrics on a constant U.S. dollar basis, using the current year quarterly average exchange rates for previous periods to eliminate the impact of changes in exchange rates for same-store Pursuit experiences located outside of the United States.

 34  pursuit revenue by line of business  ** Change is greater than +/- 100%(1) The amounts in the above table include product revenue from food and beverage and retail operations within each line of business.